CO-BRANDING/MARKETING AGREEMENT

         THIS CO-BRANDING AGREEMENT (this "AGREEMENT") is made as of the 8th day of August, 2000 (the "EFFECTIVE DATE") by and between MORTGAGEIT, INC., a corporation organized and existing under the laws of New York, with offices at 33 Maiden Lane, 6th Floor, New York, New York 10038 ("MIT"), and WEALTHHOUND.COM, a corporation organized and existing under the laws of the State of Florida, with offices at 11 Broadway, New York, New York 10004 ("WHC").

                              W I T N E S S E T H:

         WHEREAS, WHC owns and operates a website which is available online to users of the Internet (as defined herein); and

         WHEREAS,   MIT  provides  Mortgage  Services  (as  defined  herein)  to consumers and other businesses and operates an Internet website through which it offers Mortgage Services "on-line"; and

         WHEREAS, WHC and MIT desire to enter into a marketing program (the "PROGRAM") under which WHC will market and promote Mortgage Services of MIT to WHC Users (as defined herein) through a Co-Branded Page (as defined herein), which such Co-Branded Page shall be a "co-branded" marketing site.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, the parties hereby agree as follows:

ARTICLE I

                                   DEFINITIONS

          1.1 DEFINITIONS. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

         "AFFILIATE" shall mean with respect to any Party, any Person that directly or indirectly through one or more intermediaries controls, is controlled by or is under common control with such Party or with which such Party has a partnership, joint venture or similar relationship, whether by contract or otherwise.

         "BUSINESS DAY" shall mean any day other than a Saturday, Sunday, legal holiday or other day on which banks are closed for business in New York.

         "CO-BRANDED PAGE" shall mean a collection of HTML documents or applications accessible to the public through the WHC Website that will promote MIT's Mortgage Services and will contain (a) the header branding of WHC, (b) top and left navigation bars provided by

WHC, and (c) content provided by MIT occupying the remaining portion of such web page (I.E., the portions outside of the header, and top and left navigation bars). If the WHC Website is a "frame based" site, then the Co-Branded Page shall contain WHC navigation templates and a content frame filled with content and information provided by MIT (I.E, WHC will "call" MIT content into the "content" frame located on the Co-Branded Page). If the WHC Website is a "table based" site, then MIT will work with WHC to establish a limited number of pages that possess both (a) the WHC look and feel and (b) MIT content.

         "CONFIDENTIAL INFORMATION" shall mean all information and data (in any medium whatsoever, including without limitation, writing or oral information and data) furnished or disclosed by one Party hereto (the "ORIGINATING PARTY") to the other Party hereto (or such Party's directors, officers, employees, agents or Representatives) (collectively, the "RECEIVING PARTY") before or during the negotiation of this Agreement and during the term of this Agreement. Confidential Information shall include, without limitation, computer programs, code, algorithms, names and expertise of employees and consultants, know-how, formulas, processes, ideas, inventions (whether or not patentable), trade secrets, schematics, business plans (or portions thereof), product ideas, marketing concepts, financial information and projections, customer information, financial and product development plans, forecasts and strategies.
Notwithstanding anything to the contrary contained herein, Confidential Information shall not include information that: (I) is or becomes publicly known through no breach of this Agreement by the Receiving Party; (II) has been approved for release by prior written consent of the Originating Party; (III) has been disclosed by the Receiving Party in order to comply with (y) a judicial order issued by a court of competent jurisdiction or (z) government laws or regulations, and, in either event, the Receiving Party shall give immediate prior written notice to the Originating Party of such disclosure and shall cooperate with the Originating Party in using all reasonable efforts to obtain an appropriate protective order or equivalent (it being agreed that any information disclosed pursuant to this subsection (iii) shall, to the extent covered by a protective order or equivalent, continue to be Confidential Information for all other purposes of this Agreement); (IV) is already known to the Receiving Party at the time of disclosure by the Originating Party; (V) is independently developed or formulated by the Receiving Party without use or reference to Confidential Information of the Originating Party; and (VI) becomes known to the Receiving Party, without restriction, from a third party without
(y) such third party breaching any duty or obligation then owed to the Originating Party (pursuant to another agreement or otherwise) or (z) breaching any of the Originating Party's rights (granted pursuant to another agreement or otherwise).

         "HOME EQUITY LOAN" shall mean any loan to be secured by a mortgage on a property that is subordinate to another mortgage on such property (e.g., second, third, or fourth mortgages).

         "HTML"  shall  mean  hypertext  mark-up  language,   or  any  successor
protocol.

         "INTELLECTUAL PROPERTY RIGHTS" shall mean any and all now known or hereafter existing rights associated with works of authorship or inventions throughout the world, including, without limitation, copyrights, patents, trademarks, service marks, know-how, "look and feel" and all other intellectual and industrial property and proprietary rights relating to intangible property of every kind and nature throughout the world and however designated.

         "INTERNET" shall mean the on-line, electronic communication network commonly known as the World Wide Web ("WWW")

         "LAUNCH DATE" shall mean the date on which both parties mutually agree in writing that the Co-Branded Page is fully operational and available for launch on the Internet pursuant to the terms of this Agreement.

         "LINK" shall mean a pointer to an Internet address, page or service which can be activated through a user interface (E.G., a click of a mouse), including without limitation any banner, button, tile, text or e-mail connection.

         "LOAN APPLICATION" shall mean a completed loan application that (1) MIT receives from a WHC User who visits the Co-Branded Page by using a Link on the WHC Website, (2) contains sufficient information to allow MIT to make an intelligent credit decision regarding such application, (3) is accompanied by the applicable application fee, and (4) notwithstanding anything to the contrary contained in this sentence, contains accurate and complete information regarding
(a) the full name(s) of the applicant(s), (b) social security number(s) of the applicant(s), (c) the current residency address, telephone number and email address (business or residence) of the applicant(s), (d) the State in which the subject property is located, and (e) the purchase price or market value of the subject property.

         "MARKS" shall mean any and all logos, trademarks, trade names, service marks and other similar identifying material.

         "MIT  WEBSITE"   shall  mean  any   collection  of  HTML  documents  or
applications that is operated by MIT and accessible to the public via the Internet at the URL HTTP://WWW.MORTGAGEIT.COM.

         "MIT USER" shall mean an individual who has viewed the MIT Website, whether directly from the Internet or through a Link on the WHC Website.

         "MORTGAGE" shall mean any loan to be secured by a mortgage on a residential property that is superior to all other mortgages on such property.

         "MORTGAGE SERVICES" shall mean collectively, (i) the provision of any information about residential mortgages, including without limitation Mortgage rates, (ii) functionality enabling an individual to obtain (x) a pre-approval or pre-qualification for a residential Mortgage loan and/or (y) a residential Mortgage loan, and (iii) other content, service, product or program related to residential lending, residential Mortgage or the residential Mortgage business.

          "PARTY" shall mean each of MIT and WHC in its capacity as a party to this Agreement.

         "PERSON" shall mean an individual, corporation, limited liability company, partnership (general, limited or limited liability), trust, unincorporated organization, any government or any agency or political subdivision thereof, or any other entity.

         "REPRESENTATIVES" shall mean the attorneys, accountants, consultants and financial advisors retained by any Party.

         "WHC  USER"  shall  mean an  individual  who has  logged  on to the WHC
Website.

         "WHC  WEBSITE"   shall  mean  any   collection  of  HTML  documents  or
applications that is operated by WHC and accessible to the public via the internet at the URL HTTP://WWW.WEALTHHOUND.COM (or any successor URL).

                                   ARTICLE II

                         RESPONSIBILITIES OF THE PARTIES

2.1      IMPLEMENTATION OF THE PROGRAM.
         -----------------------------

          (a) WHC shall implement the Program to advertise and market MIT's Mortgage Services by establishing a Co-Branded Page which shall be as described in Section 1.1, in a format mutually agreed upon by the Parties and accessible to the public from the WHC Website. WHC shall maintain a tab named "Mortgage" at the top navigation bar of the WHC Website which such button shall be linked to the Co-Branded Page. At WHC's request, MIT shall provide WHC with samples of MIT's Marks or such other images or slogans as MIT desires WHC to display on the WHC Website. WHC and MIT shall both be responsible for maintaining the Co-Branded Page, and shall cooperate, on a technical basis and otherwise, to implement the Program as described herein and within a reasonable time frame mutually agreed upon by the Parties. MIT shall be responsible for the costs of designing and implementing the Co-Branded Page.

          (b) MIT shall provide its Mortgage Services to WHC Users through the Co-Branded Page. Once a WHC User is transferred to MIT's Website, MIT shall fulfill all of its obligations to the WHC User in accordance with the terms and conditions MIT provides to the WHC User and shall comply with all applicable laws and regulations.

          (c) MIT shall be the exclusive residential mortgage broker and/or banker advertised, appearing and/or offering Mortgage Services on the WHC Website, whether by Links or otherwise. WHC shall not enter into any agreement to (or otherwise) operate, promote, profit from, advertise, assume an interest in, partner with or assist any third party that markets, promotes, sells, advertises or performs Mortgage Services including, without limitation, "on-line" and "off-line" mortgage bankers and/or brokers including home equity lenders, retail banks and other financial services providers; provided that the scope of exclusivity contained in this Section 2.1 shall not include any federally-chartered bank that (i) may provide Mortgages or other loan products as part of its overall product offering and (ii) does not appear, advertise or otherwise link to the Co-Branded Page.

          2.2 USER TRACKING AND REPORTING. (a) MIT shall be responsible for tracking WHC Users who Link to MIT's Website through the Co-Branded Page and provide information to or enter into any mortgage transaction with MIT as a result thereof. MIT shall collect and retain sufficient information to allow it to calculate the amounts (if any) required to be remitted to WHC under Section
3.1 hereof. Within fifteen (15) days following the end of each month, WHC shall provide MIT with written reports regarding the impression frequency of any advertisements and buttons of MIT on the WHC Website and the number of WHC Users who viewed the Co-Branded Page.

          2.3 ADDITIONAL WHC RESPONSIBILITIES. In addition to performing all obligations set forth in this Article II, during the term of this Agreement, WHC shall:

          (a) be solely responsible for the development, design and maintenance of the WHC Website;

          (b) provide, maintain and host the Link(s) specified herein from the WHC Website to the Co-Branded Page;

          (c) cooperate, on a technical basis and otherwise, with MIT to implement the Program as described herein within a time frame mutually agreed upon by the Parties; and

          (d) keep confidential any and all information obtained by WHC regarding MIT Users.

          2.4 ADDITIONAL MIT RESPONSIBILITIES. In addition to performing all obligations set forth in this Article II, during the term of this Agreement, MIT shall:

          (a) be solely responsible for the development, design and maintenance of the MIT Website and any costs associated therewith;

          (b) provide WHC with samples of MIT's Marks or such other images or slogans as the Parties mutually agree to be displayed on the WHC Website (it being agreed that WHC shall be required to obtain MIT's prior written consent (which shall be granted or withheld in MIT's sole discretion) to any uses of MIT's Marks);

          (c) cooperate, on a technical basis and otherwise, with WHC to implement the Program as described herein with a time frame mutually agreed upon by the Parties; and

          (d) keep confidential any and all information obtained by MIT regarding WHC Users.

                                  ARTICLE III

                                  COMPENSATION

                                  *[REDACTED]


                                   ARTICLE IV

                              TERM AND TERMINATION

          4.1 TERM. This Agreement shall commence on the Effective Date and shall continue in full force and effect through and including the day (the "EXPIRATION DATE") that is the one (1) year anniversary of the Launch Date
(unless sooner terminated pursuant to the terms of this Agreement). This Agreement may be renewed upon the mutual agreement of the parties.


* This portion of the exhibit has been omitted based upon a request for confidential treatment. The omitted portion has been separately filed with the Commission.

4.2      TERMINATION OF THE AGREEMENT.
         ----------------------------

          (a) TERMINATION FOR CAUSE. Either Party may terminate this Agreement in the event of a material default by the other Party of any of the other Party's representations, warranties, agreements or obligations under this Agreement by the following procedure: (i) the non-defaulting Party will provide the defaulting Party with written notice specifying the particulars of the default; and (ii) if the default is not cured within thirty (30) days after receipt of such notice, the non-defaulting Party may terminate this Agreement immediately upon providing written notice to the defaulting Party. If either Party becomes insolvent, files a bankruptcy petition, becomes the subject of an involuntary petition, makes a general assignment for the benefit of creditors, has a receiver appointed for its assets (voluntarily or involuntarily) or ceases to conduct business, such Party shall be considered in material default of this Agreement. If either Party has its license to conduct business suspended by any applicable state or federal authority, such Party shall be considered in material default of this Agreement and (x) the non-defaulting Party may terminate this Agreement immediately upon providing written notice to the defaulting Party and (y) the cure provision contained in this Section 4.2(a) shall not apply. If any of the events stated in the immediately preceding sentence occur with respect to one Party, such Party shall immediately notify the other Party of such occurrence.

          (b)  TERMINATION  WITHOUT CAUSE.  Following the date that is the three
(3) month anniversary of the Launch Date, each Party shall have the right to terminate this Agreement without cause upon thirty (30) days' prior written notice to the other Party.

          4.3 EFFECT OF TERMINATION. Upon the termination of this Agreement, (i) the rights and licenses granted pursuant to this Agreement shall terminate, except as expressly provided in this Agreement, (ii) each Party shall cease all further use of and shall return to the other Party, within thirty (30) days after such termination, all tangible items in its possession which are proprietary to such other Party, and (iii) each Party shall cease to use all Intellectual Property Rights of the other party, including without limitation, all Marks of the other Party. Upon the termination of this Agreement, each party shall remove all Links to the other party's website from its own website. MIT shall pay to WHC, within thirty (30) days following the termination of this Agreement, all amounts owed to WHC for all periods prior to the termination of this Agreement.

                                   ARTICLE V

                         REPRESENTATIONS AND WARRANTIES

5.1      REPRESENTATIONS AND WARRANTIES.
         ------------------------------

          (a) Each Party represents and warrants to the other Party that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Agreement, (ii) the making and performance by such Party of this Agreement does not and will not violate the Intellectual Property Rights of any third party or any law or regulation applicable to it, its certificate of incorporation, by-laws or other organizational documents or any other agreement to which it is a party or by which it is bound, (iii) this Agreement has been duly executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with the terms hereof (except to the extent that the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws of general applicability affecting enforcement of creditors' rights generally, or by a court's discretion in relation to equitable remedies), and (iv) all approvals, authorizations, licenses, or other actions by, or filings from or with any governmental authority or other person or entity necessary (as a result of any law, agreement or otherwise) for the validity or enforceability of its obligations under this Agreement have been or will be obtained.

          (b) MIT represents and warrants to WHC that (i) all covenants and agreements of MIT under this Agreement and all Mortgage Services provided to WHC Users by MIT, all fees paid hereunder and all aspects of the operation of the program involving the duties of MIT, including mortgage applications, mortgage pre-approvals, user notices, disclosures, rates and terms and mortgage servicing, comply and, at all times during and after the expiration or termination of this Agreement will comply, with all applicable federal and state laws and regulations and (ii) it is authorized to transact business and to fulfill its obligations as described in this Agreement in all states of the United States, excluding New Hampshire and Arizona.

          5.2 NO OTHER REPRESENTATIONS AND WARRANTIES. EXCEPT AS EXPRESSLY PROVIDED FOR IN THIS AGREEMENT, NEITHER PARTY HERETO MAKES ANY REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, AS TO THE TRANSACTIONS CONTEMPLATED HEREBY AND THE SERVICES PROVIDED HEREUNDER, INCLUDING, BUT NOT LIMITED TO, ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

                                   ARTICLE VI

                                 CONFIDENTIALITY

          6.1 CONFIDENTIAL INFORMATION. During the term of this Agreement and at all times after its termination, the Receiving Party shall maintain all Confidential Information as confidential and shall not furnish, disclose or permit Confidential Information to be disclosed to any Person. Each of the parties hereto shall take all reasonable steps to minimize the risks of disclosure of Confidential Information. Each of the parties hereto further agree that the unauthorized disclosure by it of Confidential Information received from the other Party will cause irreparable harm and significant injury to the other Party hereto, which such irreparable harm and significant injury may be difficult to ascertain. Accordingly, each Party agrees that the other Party shall be entitled to equitable relief, including, without limitation, an immediate injunction enjoining any breach by a Receiving Party of the provisions of this Article VI, in addition to all other remedies available to such Party at law or in equity.

          6.2 USER INFORMATION. During the term of this Agreement and after its termination or expiration, MIT shall not disclose to any person or entity, including an Affiliate, any information that individually identifies the identity, usage, habits or transactions of WHC Users or that identifies WHC or the fact that the User came from WHC. Without limiting the foregoing, MIT shall comply with the terms of its privacy policy, as then in effect, with regard to User data.

                                  ARTICLE VII

                                     GENERAL

          7.1 INDEMNIFICATION OBLIGATIONS. Each of WHC and MIT shall indemnify and hold harmless the other, its Affiliates and their respective officers, directors, employees and permitted assigns from and against any and all claims, liabilities, losses, damages, expenses and costs (including, without limitation, reasonable attorney's fees, disbursements and court costs) arising out of or relating to (i) any breach of its representations, warranties, covenants and agreements set forth in this Agreement, and (ii) any intentional misconduct or gross negligence committed by its officers, directors, employees or agents which causes loss to a third party, except to the extent the indemnified Party may have caused, contributed to or compounded the loss.

          7.2 DISCLAIMER OF WARRANTIES. Both Parties provide all services hereunder "AS IS" and without warranty of any kind. Neither WHC nor MIT guarantees continuous or uninterrupted display or distribution of its website. In the event of interruption of display or distribution of either of the MIT Website or the WHC Website, each Party's sole obligation to the other Party shall be to restore service as soon as practicable.

          7.3 USE OF MARKS. During the term of this Agreement, each Party hereby grants to the other Party a non-exclusive, non-transferable license to use the Marks of the other Party solely to fulfill its obligations under this Agreement; PROVIDED, HOWEVER, that each Party shall submit to the other Party for its prior written approval any proposed use of the Marks of such Party. Each Party acknowledges and agrees that (i) the Marks of the other Party will remain the exclusive property of the other Party, (ii) nothing in this Agreement shall confer upon such Party any right of ownership in the Marks of the other Party, and (iii) such Party shall not now or in the future contest the validity of the Marks of the other Party. Except as expressly provided herein, neither Party grants a license to or otherwise authorize the other Party in any way whatsoever to use any Intellectual Property Rights in connection with any branding, interface, technology or content developed by the other Party, or any of such Party's logos, trade names, trademarks or service marks, and any proposed use thereof must be approved in writing by the other Party prior to such use.

          7.4 NOTICES. All notices and other communications between the Parties required or permitted hereunder shall be in writing and shall be deemed to have been duly given upon receipt of hand delivery, certified or registered mail (return receipt requested), overnight courier service (E.G., Federal Express), or telecopy transmission with a second copy sent by mail, in each such case addressed to the Parties as first written above, or to such other address as may be hereafter notified by a Party in writing, provided that notices as to business matters under Article II hereof may also be sent to the other Party by e-mail.

          7.5 NO WAIVER; CUMULATIVE REMEDIES. No failure or delay in the exercise by either Party of any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law or in equity.

          7.6 COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument. Transmission by telecopy of an executed counterpart of this Agreement shall be deemed to constitute due and sufficient delivery of such counterpart.

          7.7 SEVERABILITY. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          7.8 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

          7.9 JURISDICTION. Any judicial proceeding brought with respect to this Agreement must be brought in a court of competent jurisdiction in the State of New York located in the County of New York or in the United States District Court for the Southern District of New York, or the courts of the County of New York. By execution and delivery of this Agreement, each Party (i) accepts, generally and unconditionally, the exclusive jurisdiction of such courts and any related appellate court, and irrevocably agrees to be bound by any judgment rendered thereby in connection with this Agreement, (ii) irrevocably waives any objection it may now or hereafter have as to the venue of any such suit, action or proceeding brought in such a court or that such court is an inconvenient forum and (iii) agrees that service of process in any such action or proceeding may be effected (A) by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to its address set forth in Section 9.1 or (B) in any other manner permitted by law.

          7.10 PUBLICITY. WHC and MIT may announce the execution of this Agreement in a press release mutually agreed upon by the Parties.

          7.11 HEADINGS; REFERENCES. The article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. All references herein to "Articles," "Sections," or "Exhibits" shall be deemed to be references to Articles or Sections hereof or Exhibits hereto unless otherwise indicated.

          7.12 ENTIRE AGREEMENT. This Agreement, including the exhibits hereto, embodies the entire agreement and understanding of the parties hereto with respect to the subject matter contained herein and supersedes all prior agreements and understandings between the parties with respect to such subject matter.

          7.13 AMENDMENTS; BINDING EFFECT. Any amendments to, or waivers of any rights under, this Agreement shall be in writing and signed by both Parties or, in the case of a waiver, by the Party waiving compliance. This Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective successors and permitted assigns.

          7.14 ASSIGNMENT. Neither Party may assign this Agreement without the prior written consent of the other Party, and any attempt by a Party to assign this Agreement without such consent shall be null and void; PROVIDED, HOWEVER, that either Party shall be permitted to assign this Agreement without the other Party's prior consent in connection with a merger of such Party with or into another entity, or the sale of all or substantially all of the assets of such Party.

          7.15 NO AGENCY. No agency, partnership, joint venture, or employment relationship shall be created or inferred by the existence or performance of this Agreement, and neither Party shall have any authority to bind the other Party in any respect whatsoever.

          7.16 SURVIVAL. In addition to those provisions herein which expressly survive the termination of this Agreement, Sections 2.4, 4.1, 4.3, 5.1, 6.1, 6.2, 7.1, 7.2, 7.3, 7.4, 7.7, 7.8, 7.18, 7.19, and 7.20 shall survive any termination of this Agreement.

          7.17 FORCE MAJEURE. Either Party hereto shall be excused from any delay or failure in performance hereunder, except the payment of sums due and payable hereunder, caused by reason of any occurrence or contingency beyond its reasonable control, including, without limitation, acts of God, fires, floods, wars, civil disturbances, power outages, sabotage, accidents or disputes with organized labor. The time for performance shall be extended for a period equal to the period during which the event of force majeure prevented performance as aforesaid, but in no event for more than 60 days. Notwithstanding any implication to the contrary herein, no event of force majeure shall extend the time for performance hereunder (a) beyond the period during which, in the exercise of due diligence and prompt pursuit of all reasonable alternatives, the Party claiming such event of force majeure could not have avoided its delaying effect, or (b) if the Party claiming such event of force majeure fails to notify the other Party in writing of such event of force majeure within ten (10) days of its first becoming aware of such event of force majeure.

          7.18 CONSENT. Whenever the consent or approval of a Party is required under this Agreement, such consent shall not be unreasonably withheld or delayed.

          7.19 LIMITATION OF LIABILITY. EXCEPT FOR A PARTY'S INDEMNIFICATION OBLIGATIONS CONTAINED IN SECTION 7.1, UNDER NO CIRCUMSTANCES WILL EITHER PARTY BE LIABLE TO THE OTHER PARTY WITH RESPECT TO ANY SUBJECT MATTER OF THIS AGREEMENT FOR INDIRECT, INCIDENTAL, CONSEQUENTIAL, SPECIAL, PUNITIVE OR EXEMPLARY DAMAGES ARISING FROM ANY PROVISION OF THIS AGREEMENT, SUCH AS, BUT NOT LIMITED TO, LOSS OF

REVENUE OR ANTICIPATED PROFITS OR LOST BUSINESS. THESE LIMITATIONS SHALL APPLY NOTWITHSTANDING ANY FAILURE OF ESSENTIAL PURPOSE.

          7.20 UNQUALIFIED LAUNCHES AND UNQUALIFIED MODIFICATIONS. Notwithstanding anything to the contrary contained in this Agreement, if (A) WHC allows any portion of the Mortgage Services or the Co-Branded Page to be available to WHC Users over the Internet or otherwise prior to receiving MIT's prior written consent (each, an "Unqualified Launch"), or (B) WHC redesigns, modifies, amends, adds to, removes from, supplements or affects any portion of the Co-Branded Page or any Links prior to receiving MIT's prior written consent (each, an "Unqualified Modification"), then (in either case) MIT shall not be required to comply with the provisions of Paragraphs 2.2 or 3.1 during the period beginning on the date of the applicable Unqualified Launch or Unqualified Modification (as the case may be) through and including the date that MIT consents to such action pursuant to the terms of this Agreement.

         IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date set forth above.

MORTGAGEIT, INC.                                  WEALTHHOUND.COM, INC.


By: /s/ Alex Gemice                               By:  /s/ Michael D. Farkas
   -------------------------------                     -------------------------
Name: Alex Gemice                                 Name:    Michael D. Farkas
     -----------------------------                     -------------------------
Title: Senior Vice President                      Title: Chief Executive Officer
      ----------------------------                     -------------------------